Vanguard U.S. Growth Fund
Supplement to the Prospectus and Summary Prospectus
Important Changes to Vanguard U.S. Growth Fund (the Fund)

Effective December 11, 2024, Clark R. Shields has been added as a co-portfolio manager of the Wellington Management Company LLP (Wellington Management) portion of the Fund. As part of a multi-year succession plan, Andrew J. Shilling will step down as portfolio manager of the Fund in December 2025. At that time, Mr. Shields will remain as the sole portfolio manager of the portion of the Fund managed by Wellington Management.
The Fund’s investment objective, strategies, and policies remain unchanged.
Prospectus and Summary Prospectus Text Changes
The following is added under the heading “Investment Advisors” in the Fund Summary section:
Clark R. Shields, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has co-managed a portion of the Fund since December 2024.
Prospectus Text Changes
The following is added under the heading “Investment Advisors” in the More on the Fund section:
Clark R. Shields, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1998, has been with Wellington Management since 2015, and has co-managed a portion of the Fund since December 2024. Education: B.S., Washington and Lee University; M.B.A., Harvard Business School.

© 2024 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 023B 122024

Vanguard World Fund

Supplement to the Statement of Additional Information
Important Changes to Vanguard U.S. Growth Fund (the Fund)
Effective December 11, 2024, Clark R. Shields has been added as a co-portfolio manager of the Wellington Management Company LLP (Wellington Management) portion of the Fund. As part of a multi-year succession plan, Andrew J. Shilling will step down as portfolio manager of the Fund in December 2025. At that time, Mr. Shields will remain as the sole portfolio manager of the portion of the Fund managed by Wellington Management.
The Fund’s investment objective, strategies, and policies remain unchanged.
Statement of Additional Information Text Changes
In the Investment Advisory and Other Services section, the following text and table are added under the subheading
“1. Other Accounts Managed” on page B-64:
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Clark R. Shields[1]	Registered investment companies[2]	4	$49B	2	$47B
	Other pooled investment vehicles	1	$1.9B	0	$0
	Other accounts	2	$2.3B	0	$0
1 Mr. Shields began co-managing a portion of the Fund on December 11, 2024.
2 Information provided as of October 31, 2024, and includes Vanguard U.S. Growth Fund and Vanguard Variable Insurance Funds Growth Portfolio, which collectively held assets of $47 billion as of October 31, 2024.

Within the same section, the following text is added under the subheading “4. Ownership of Securities” on page B-64:

As of October 31, 2024, Mr. Shields did not own any shares of Vanguard U.S. Growth Fund.
© 2024 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 023F 122024